Exhibit 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report on Form 10-Q of CollaGenex Pharmaceuticals, Inc. (the "Company") for the period ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Colin W. Stewart, Chief Executive Officer of the Company, and Nancy C. Broadbent, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     A signed original of this written statement required by Section 906 has been provided to CollaGenex Pharmaceuticals, Inc. and will be retained by CollaGenex Pharmaceuticals, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.



                                             /s/ Colin W. Stewart
                                            -----------------------------------
Dated: May 10, 2004                         Colin W. Stewart
                                            Chief Executive Officer


                                            /s/ Nancy C. Broadbent
                                            -----------------------------------
Dated: May 10, 2004                         Nancy C. Broadbent
                                            Chief Financial Officer